UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 14, 2015 (May 13, 2015)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2015, the Board approved an amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 128 million to 228 million (the “Amendment”), subject to shareholder approval at the Company’s 2015 Annual Meeting to be held on May 7, 2015 (the “Annual Meeting”). On May 7, 2015, the Annual Meeting was adjourned until May 13, 2015. On May 13, 2015, the shareholders of the Company approved the Amendment. See Item 5.07 below.

A copy of the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was convened on May 7, 2015 and subsequently adjourned and reconvened on May 13, 2015. The following matters were voted upon by the shareholders at the Annual Meeting. Each such matter received the number of votes for or against, as well as the number of abstentions and broker non-votes, set forth below for such matter.

(1)	The election of six directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

John U. Clarke	39,240,787	3,418,501	57,652	15,115,334
Edward B. Cloues, II	39,391,701	3,240,569	84,670	15,115,334
Steven W. Krablin	38,976,439	3,656,028	84,473	15,115,334
Marsha R. Perelman	39,189,137	3,469,556	58,247	15,115,334
H. Baird Whitehead	39,398,863	3,276,084	41,993	15,115,334
Gary K. Wright	39,073,675	3,585,728	57,537	15,115,334

(2)	The approval of the advisory resolution approving executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

38,298,225	4,329,039	89,676	15,115,334

(3)	The approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 128 million authorized shares to 228 million authorized shares:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

48,022,056	7,996,440	1,813,778	0

(4)	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

55,502,416	2,261,970	67,888	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Articles of Amendment of Restated Articles of Incorporation of Penn Virginia Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit No.	Description

3.1	Articles of Amendment of Restated Articles of Incorporation of Penn Virginia Corporation.